UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                              October 14, 1997
                              ----------------


                             FFY FINANCIAL CORP.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



    Delaware                       0-21638                        34-1735753
-------------------------------------------------------------------------------
(State or other           (Commission File Number)               (IRS Employer
jurisdiction of                                                  Identification
 incorporation)                                                      Number)



724 Boardman-Poland Road, Youngstown, Ohio                             44512
-------------------------------------------------------------------------------
 (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:                330-726-3396
-------------------------------------------------------------------------------


                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




Item 5.  Other Events
         ------------

      On October 14, 1997, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits
         ---------------------------------


FFY FINANCIAL CORP. AND SUBSIDIARY


Selected Consolidated Financial Condition Data:    September 30,    June 30,      %
($ in thousands)                                       1997           1997      Change
                                                   -------------    --------    ------

Total assets                                          $610,974      $599,249       2%
Loans receivable, net                                  463,114       460,712       1%
Allowance for loan losses                                2,928         2,962      -1%
Non-performing assets                                    4,053         3,993       2%
Securities available for sale                          123,816       112,036      11%
Deposits                                               449,043       450,224       0%
Securities sold under agreements to repurchase:
  Short-term                                            19,966         7,307     173%
  Long-term                                             25,000        25,000       0%
Borrowed funds                                          21,200        27,455     -23%
Stockholders' equity                                    83,662        82,174       2%



                                                        Three months ended
                                                          September 30,
                                                   ----------------------------
Selected Consolidated Operations Data:                                     %
($ in thousands except per share amounts)           1997       1996      Change
                                                   -------    -------    ------

Total interest income                              $11,958    $11,209       7%
Total interest expense                               6,475      5,566      16%
                                                   ------------------

      Net interest income                            5,483      5,643      -3%
Provision for loan losses                              142        155      -8%
                                                   ------------------

      Net interest income after
       provision for loan losses                     5,341      5,488      -3%
Service charges                                        170        129      32%
Gain (loss) on sale of securities                       48       (543)     NM
Other non-interest income                              110         90      22%
Total non-interest expense                          (2,761)    (5,953)    -54%
                                                   ------------------

      Income (loss) before federal income taxes      2,908       (789)     NM

Federal income tax expense (benefit)                 1,005       (293)     NM
                                                   ------------------

Net income (loss)                                  $ 1,903    $  (496)     NM
                                                   ==================

Earnings (loss) per share                          $  0.49    $ (0.10)     NM
                                                   ==================

Cash dividends declared per share                  $  0.20    $ 0.175      14%
                                                   ==================

--------------------
<F-NM> Not a meaningful measure of performance.


FFY FINANCIAL CORP. AND SUBSIDIARY

                                                      Three months ended
                                                        September 30,
                                                  ---------------------------

Selected Financial Ratios and Other Data:            1997           1996
                                                     ----           ----

Performance Ratios:
  Return on assets (ratio of net income to
   average total assets)                            1.25%(2)     -0.34%(2)(4)
  Interest rate spread information:
    Average during period (3)                       3.16%(2)      3.28%(2)
    End of period (3)                               2.96%         2.93%
  Net interest margin (1)  (3)                      3.76%(2)      4.08%(2)
  Ratio of operating expense to average
   total assets                                     1.81%(2)      4.13%(2)(4)
  Return on equity (ratio of net income
   to average equity)                               9.24%(2)     -1.94%(2)(4)
  Efficiency ratio (5)                             47.91%           NM
  Dividend payout ratio                            40.82%           NM
  Liquidity ratio (Bank only)                       7.15%        10.32%

Quality Ratios:
  Non-performing assets to total assets at end
   of period                                        0.66%         0.84%
  Allowance for loan losses to non-performing
   assets                                          72.24%        69.96%
  Provision for loan losses to total loans
   receivable, net                                  0.12%(2)      0.14%(2)

Capital Ratios:
  Equity to total assets at end of period          13.69%        16.97%
  Average equity to average assets                 13.49%        17.76%
  Book value per share                            $20.30        $19.98
  Change in book value per share
   due to SFAS No. 115                            $ 0.19        $(0.07)
  Ratio of average interest-earning assets to
   average interest-bearing liabilities             1.14x         1.20x
  Regulatory capital ratios: (Bank only)
    Tangible capital - 1.50% required               9.67%         9.40%
    Core capital - 3.00% required                   9.67%         9.40%
    Risk-based capital - 8.00% required            17.27%        16.97%

<F1>  Net interest income divided by average interest earning assets -
      calculated without consideration of the unrealized gain (loss) on securities available for sale.
<F2>  Annualized.
<F3>  Ratio is presented on a fully taxable equivalent basis using the company's federal statutory tax rate of 34%.
<F4>  Ratio would be positively affected if calculated without regard to the one-time SAIF special assessment of $1,987, net of tax.
<F5>  Ratio is calculated without regard to gain (loss) on sale of securities.
<F-NM>Not a meaningful measure of performance.


      (a)  Exhibits

           20.  Press release, dated October 14, 1997.


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FFY FINANCIAL CORP.

Date: October 16, 1997                 By:  /s/ Jeffrey L. Francis
                                            ----------------------
                                                Jeffrey L. Francis,
                                                President and CEO